© 2012 Valley National Bank. Member FDIC. Equal Opportunity Lender. Investor Presentation EXHIBIT 99.1

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations.
These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,”
“continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a continued weakness or unexpected decline in the U.S. economy, in particular in New Jersey and the New York Metropolitan area; other-than-temporary impairment charges on our investment securities; higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of nonperforming loans; unexpected changes in interest rates; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; a continued or unexpected decline in real estate values within our market areas; declines in value in our investment portfolio; charges against earnings related to the change in fair value of our junior subordinated debentures; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; legislative and regulatory actions (including the impact of the
Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses;
claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; the possibility that the expected benefits of acquisitions will not be fully realized, including lower than expected cash flows from covered loan pools acquired in FDIC-assisted transactions;
the inability to realize expected cost savings and revenue synergies from the merger of State Bancorp with Valley in the amounts or in the timeframe anticipated; costs or difficulties relating to the integration of State Bancorp’s systems might be greater than expected; inability to retain State Bancorp’s customers and employees; and other unexpected material adverse changes in our operations and earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual
Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarterly period ended September
30, 2011.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
(1)  All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities, totaling $12.2 million, $2.9 million, $4.0 million,
$49.9 million, $10.4 million, and $3.0 million, net of tax benefit, for the years ended December 31, 2011, 2010, 2009, 2008, 2007 and 2006 respectively.
Historical Financial Data (1) (Dollars in millions, except for share data)
2011 14,245 $    133.7 $    $0.79 0.94% 10.20% $0.69 5/11 - 5% Stock Dividend
2010 14,144       131.2        0.78 0.93 10.32 0.69 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.61 0.81 8.64 0.69 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.61 0.69 8.74 0.69 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.05 1.25 16.43 0.69 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.10 1.33 17.24 0.67 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.12 1.39 19.17 0.65 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.11 1.51 22.77 0.63 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.10 1.63 24.21 0.60 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.06 1.78 23.59 0.57 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.89 1.68 19.70 0.54 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.86 1.72 20.28 0.50 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.81 1.75 18.35 0.48 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.78 1.82 18.47 0.43 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.71 1.67 18.88 0.38 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.62 1.47 17.23 0.34 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.57 1.40 16.60 0.32 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.63 1.60 20.03 0.30 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.61 1.62 21.42 0.24 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.48 1.36 19.17 0.21 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.35 1.29 15.40 0.20
Years Ended Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
Shareholder Returns

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank Today
About Valley
Regional Bank Holding Company
Approximately $16 Billion in Assets
Headquartered in Wayne, New
Jersey
36
th
Largest United States
Chartered Commercial Bank
One of the Largest Chartered
Commercial Banks Headquartered in
New Jersey
Operates 211 Branches in 147
Communities Serving 16 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn,
Queens and Long Island
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management
Includes 1/1/2012 acquisition of State Bancorp, Inc

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of $2.1 Billion
Approximately 286 institutional holders
Source: Bloomberg as of  2/6/2012
Large Bank that Operates and Feels Like a Small Closely Held Company

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Net Income
4Q net income available to common shareholders was $24.8 million ($0.15 Diluted EPS) after non-cash impairment charges on investment securities and merger expenses totaling $13.4 million after taxes ($0.08 per common share)
Net Interest Margin for 4Q 2011 was 3.74% on a tax equivalent basis
Loan Growth
Total non-covered loans increased by $173.1 million linked quarter, or 7.4% on an annualized basis, to  $9.5 billion excluding a $37.0 million short-term loan to State Bancorp, Inc for the purposes of repaying TARP.
Residential Mortgage: 20.8% annualized growth linked quarter
Commercial Real Estate: 5.6% annualized growth linked quarter
Commercial & Industrial: 1.8% annualized growth linked quarter excluding a $37.0 million short-term loan to State Bancorp, Inc
Consumer Loans: (2.1%) annualized decline linked quarter
Credit Quality
Total 30+ day delinquencies were 1.69% of entire loan portfolio
Total non-accrual loans were 1.27% of total loans
Out of approximately 23,000 residential mortgages and home equity loans, only 272 loans were past due 30 days
or
more at December 31, 2011.
Net charge-offs were $14.4 million or 0.59% of average total loans during 4Q 2011 on an annualized basis compared with $4.8 million or 0.20% during 3Q 2011.
Capital
Strong capital ratios
State Bancorp, Inc. acquired by Valley National Bank effective 1/1/2012
Valley’s 4Q 2011 Highlights

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley’s Eastward Expansion
•
New York City
–
Acquired Merchants Bank in 2001 (7 branches)
–
Opened 7 De Novo locations
–
Acquired 2 locations with LibertyPointe and Park Avenue acquisitions
•
Brooklyn and Queens
–
Opened 13 De Novo locations since 2007
–
Acquired deposits and lending relationships from LibertyPointe and Park Avenue acquisitions
•
Long Island
–
Due diligence on Valley’s expansion into Long Island commenced in 2008
• Continuation of Valley’s eastward franchise expansion, Long Island phase restrained between 2008 and 2010 due to economic uncertainty and lack of strong acquisition candidate(s)
–
Significant opportunities to fill in franchise
• Opportunity to grow via De Novo branching
• Still receptive to grow via acquisition

85%
New Jersey Deposits
15%
New York Deposits

72%
New Jersey Deposits
28%
New York Deposits

Valley National Bank

Valley’s New York Expansion Continues
* *Pro-forma deposits include State Bancorp; pro-forma loans are inclusive of VLY C&I and State Bancorp
2001+ De Novo Branches
Manhattan - 9
2007+ Brooklyn/Queens
Brooklyn – 8
Queens - 5
2012 State Bank
Queens – 3
Nassau – 8
Suffolk – 5
Manhattan - 1
VLY NJ Branches -
169
2001 Merchant’s Branches
Manhattan - 7

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
2001 Total NY Relationships
•$950 million in NY deposits
•$473 million in NY loans*
* NY loans include C&I loans only
2012 Total NY Relationships
•$2.9 billion in NY deposits
•$2.1 billion in NY loans**

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Future Opportunities
•
Ability to lever Valley’s capital to grow Long Island Franchise
–
Opportunity to fill in Nassau and Suffolk county geography
•
Consumer Lending
–
Opportunity to introduce new products (State Bancorp does
not actively pursue consumer lending relationships)
• Valley’s residential mortgage products
• Valley’s consumer lending (auto & home equity) products
•
Commercial Lending
–
Opportunity to expand relationships
• Larger lending limit

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Significant unrealized gain on facilities, referenced in slide 9, not incorporated in capital ratios reflected above.
Equity Composition / Ratios*
Total Tier II Equity = $1.3 Billion
As of 12/31/11
*Non-GAAP reconciliations shown on slide 20-21.
Capital Ratios
As of
12/31/2011
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.67% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.01% N/A
Tier I Common Ratio 9.21% N/A
Tier I 10.92% 6.00%
Tier II 12.75% 10.00%
Leverage 8.07% 5.00%
Book Value $7.44 N/A
Tangible Book Value $5.45 N/A

Tangible
Common
Equity 71%
Other
Equity 2%
Trust
Preferred
13%
Sub debt 4%
LL Reserve
10%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
Asset and Loan Composition
Total Assets = $14.2 Billion
As of 12/31/2011
Non-Covered Loans (Gross) = $9.5 Billion
Construction
Loans
4%
Commercial
Real Estate
38%
Residential
Mortgages
24%
Commercial
Loans
20%
Auto Loans
8%
Other
Consumer
6%

Non-Covered
Loans 67%
Covered Loans
2%
Securities 18%
Cash 3%
Intangible
Assets 2%
Total Other
Assets* 8%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Commercial Real Estate - $3.4 Billion
(Non-Covered Loans)
As of 08/31/11
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 895 26% 50%
Industrial 642 19% 52%
Apartments 469 14% 41%
Office 420 12% 53%
Mixed Use 370 11% 45%
Healthcare 236 7% 61%
Specialty 212 6% 50%
Residential 84 2% 49%
Land Loans 64 2% 67%
Other 32 1% 40%
Diversified Commercial Real Estate Portfolio
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $359 Million in Construction loans.

26%
19%
14%
12%
11%
7%
6%
2%
2% 1%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Retail Property Types - $895 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 25% 52%
Single Tenant 22% 51%
Multi-Tenanted - No Anchor 21% 53%
Auto Dealership 11% 49%
Private & Public Clubs 7% 33%
Food Establishments 5% 54%
Entertainment Facilities 4% 45%
Private Education Facilities 3% 49%
Auto Servicing 2% 51%
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.
As of 08/31/11

25%
22%
21%
11%
7%
5%
4%
3%
2%

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Construction Loan Composition
Total (Non-Covered) Construction Loans - $359 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 140 39%
Retail 40 11%
Land Loans 53 15%
Mixed Use 39 11%
Apartments 33 9%
Other 18 5%
Industrial 14 4%
Specialty 9 3%
Office 8 2%
Healthcare 5 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.

39%
11%
15%
11%
9%
5%
4% 3% 2% 1%
As of 08/31/11

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Net Charge-offs to Average Loans
Source - SNL Financial As of  2/6/2012
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2010 2011*
*Valley 2011 Charge-offs exclude covered loans

Total Loans
Consumer
Home Equity
Construction & Development
Commercial Loans
Commercial Real Estate
Total Loans
Consumer
Home Equity
Construction & Development
Commercial Loans
Commercial Real Estate
0.18%
0.55%
0.02%
0.08%
0.34%
0.03%
0.04%
0.67%
0.83%
0.29%
0.37%
0.30%
0.36%
0.09%
0.94%
0.67%
0.17%
0.13%
1.12%
2.07%
0.81%
0.88%
0.82%
0.86%
Valley Peer Group
1.75%
0.39%
1.53%
3.92%
1-4 Family 1-4 Family

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Investment Portfolio
2011 Investment Types 2007
41% GSE MBS (GNMA) 3%
16% GSE MBS (FNMA/FHLMC) 49%
13% State, County & Municipals 7%
11% Trust Preferred 12%
8% Other 7%
4% US Treasury 0%
4% Corporate Debt 17%
3% Private Label MBS 5%
$2.5 Billion Investment Portfolio $3.1 Billion
As of 12/31/11 and 12/31/07
Duration of MBS Securities
2.00 Years 2.64 Years

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Securities by Investment Grade
AAA Rated 69%
AA Rated 7%
A Rated 3%
BBB Rated 8%
Non Investment Grade 4%
Not Rated 9%
As of 12/31/2011

AAA Rated
AA Rated
A Rated
BBB Rated
Non-investment
grade
Not Rated

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Deposits and Borrowings Composition
Total Liabilities = $13.0 Billion
As of 12/31/2011
Total Deposits = $9.7 Billion

Non-
Interest
Bearing
29%
Savings,
NOW and
MMDA
45%
Time
Deposits
26%
Total
Deposits
75%
Borrowings
2%
Borrowings
22%
Other
Liabilities
1%
Short-term
Long-term

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
Total Equity $1,266,248 Total Assets $14,244,507
Less: Net unrealized gains on securities
available for sale
16,056 Less: Goodwill & Other Intangible Assets (338,780)
Plus: Accumulated net gains (losses) on
cash flow hedges, net of tax
13,084 Total Tangible Assets  (TA) $13,905,727
Plus: Pension liability adjustment, net of tax 29,559 Total Equity $1,266,248
Less: Goodwill (317,962) Less: Goodwill & Other Intangible Assets (338,780)
Less: Disallowed deferred tax asset (48,129) Total Tangible Common Equity (TCE) $927,468
Less: Disallowed other intangible assets (10,336)
Tier I Common Capital $948,520
Ratios
Plus: Trust preferred securities 176,313
TCE / TA 6.67%
Total Tier I Capital $1,124,833
TCE / RWA 9.01%
Plus: Qualifying allowance for credit losses $128,112
Plus: Qualifying sub debt 60,000
Tier I (Total Tier I / RWA)
10.92%
Total Tier II Capital
$1,312,945
Tier II (Total Tier II / RWA)
12.75%
Risk Weighted Assets (RWA) $10,296,317
Tier I Common Capital Ratio
(Tier 1 common /RWA)
9.21%
12/31/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2012  Valley National Bank. Member FDIC. Equal Opportunity Lender.
12/31/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 170,174,314
Shareholders’ Equity $1,266,248
Less: Goodwill and Other
Intangible Assets
(338,780)
Tangible Shareholders’ Equity $927,468
Tangible Book Value $5.45